EXHIBIT 33.4

Report on Assessment of Compliance with Regulation AB Servicing Criteria

Grandbridge Real Estate Capital LLC is responsible for assessing compliance as of and for the year ended December 31, 2011 with the applicable servicing criteria set forth in Title 17, Section 229.1122(d) of the Code of Federal Regulations (CFR) relating to its role in the servicing of asset backed securities and transactions.

Grandbridge has assessed its compliance with the applicable servicing criteria as of and for the year ended December 31, 2011. The transactions covered by this report include asset backed transactions securitized on or after March 1, 2006 thru December 31, 2011 (the “Platform”). Management’s assertion identifies the individual asset-backed securities and transactions defined by management as constituting the Platform.

Based on such assessment, Grandbridge believes that, as of and for the year ended December 31, 2011, Grandbridge has complied, in all material respects, with the servicing criteria set forth in Item 1122(d) of Regulation AB relating to its role in the servicing of the transactions and securities within the Platform, excluding the servicing criteria set forth in Item 1122(d)(1)(iii), 1122(d)(3)(i), 1122(d)(3)(ii), 1122(d)(3)(iii), 1122(d)(3)(iv), 1122(d)(4)(vii), and 1122(d)(4)(xv), which Grandbridge has determined as being inapplicable to the activities it performs with respect to the asset backed securities and transactions being serviced.

PricewaterhouseCoopers LLC, an independent registered public accounting firm, has issued an attestation report on Grandbridge’s assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2011.

Grandbridge Real Estate Capital LLC

/s/ Joseph A. Shaffer
Joseph A. Shaffer
Senior Vice President
Chief Financial Officer

February 10, 2012

EXHIBIT A

Bank of America, National Association, as Master Servicer, on behalf of Banc of America Commercial Mortgage, Inc., Certificate Series 2006-1

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer, on behalf of Wells Fargo Bank National Association, as Trustee for the benefit of the certificate holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C23

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer, on behalf of Bank of America National Association, as successor by merger to LaSalle Bank National Association, as Trustee on behalf of GE Commercial Mortgage Corporation Commercial Mortgage Pass Through Certificates, Series 2006-C1

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer for the certificate holders and for the benefit of Wells Fargo Bank National Association as trustee, in trust for the holders of Deutsche Mortgage & Asset Receiving Corporation, CD 2006-CD2 Commercial Mortgage Pass Through Certificates

Berkadia Commercial Mortgage LLC, as Master Servicer, on behalf of Bank of America National Association, as successor by merger to LaSalle Bank National Association, Trustee, ATIMA for JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Certificate Series 2006-CIBC14

Wells Fargo Bank National Association, as Master Servicer, on behalf of U.S. Bank National Association, as trustee for the Holders of the Morgan Stanley Capital I, Inc., Commercial Mortgage Pass-Through Certificate, Series 2006-HQ8

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer on behalf of Wells Fargo Bank National Association, as Trustee for the benefit of the certificate holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C24

Berkadia Commercial Mortgage LLC, as Master Servicer, on behalf of JP Morgan Chase Commercial Mortgage Securities Corporation, Certificate Series 2006-LDP6

Wells Fargo Bank National Association, as Master Servicer, on behalf of U.S. Bank National Association, as trustee for the registered holders of Merrill Lynch Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1

Midland Loan Services, as Master Servicer for U.S. Bank National Association, as trustee on behalf of and in trust for the registered holders of Merrill Lynch Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1

Midland Loan Services, as Master Servicer on behalf of Wells Fargo Bank National Association, as Trustee, in trust for the holders of Deutsche Mortgage & Asset Receiving Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-C7

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer, on behalf of Wells Fargo Bank National Association, as Trustee for the benefit of the certificate holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C25

Midland Loan Services, as Master Servicer, on behalf of Bank of America National Association, as successor by merger with LaSalle Bank National Association, as Trustee, with respect to the Citigroup Commercial Mortgage Trust 2006-C4, Commercial Mortgage Pass-Through Certificates, Series 2006-C4

Wells Fargo Bank National Association, as General Master Servicer, for Bank of America National Association, successor by merger to LaSalle Bank National Association, as trustee for the holders of Morgan Stanley Capital I, Inc., Commercial Mortgage Pass-Through Certificate, Series 2006-IQ11

Bank of America, National Association, as Master Servicer, on behalf of Banc of America Commercial Mortgage, Inc., Certificate Series 2006-2

Wells Fargo Bank National Association, as General Master Servicer, on behalf of Bank of America National Association, as successor by merger to LaSalle Bank National Association, as Trustee for the holders of JP Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC15, Commercial Mortgage Pass Through Certificate, Series 2006-CIBC15

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer, on behalf of Wells Fargo Bank National Association, as Trustee for the benefit of the certificate holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C26

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer on behalf of Wells Fargo Bank National Association, as Trustee for the holders of JP Morgan Chase Commercial Mortgage Securities Corporation, Certificate Series 2006-LDP7

Berkadia Commercial Mortgage LLC, as Master Servicer, on behalf of Wells Fargo Bank National Association, Trustee, ATIMA for JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP7

Bank of America, National Association, as Master Servicer, on behalf of Banc of America Commercial Mortgage, Inc., Certificate Series 2006-3

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer, on behalf of Wells Fargo Bank National Association as Trustee for the benefit of the certificate holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2006-C27

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer, on behalf of Bank of American National Association, successor by merger to LaSalle Bank National Association, as trustee for on behalf of the certificate holders of Merrill Lynch Mortgage Trust 2006-C2, Commercial Mortgage Pass-Through Certificates, Series 2006-C2

Wells Fargo Bank National Association, as Master Servicer for HSBC Bank USA National Association, as Trustee for the holders of Morgan Stanley Capital I, Inc., Commercial Mortgage Pass-Through Certificates, Series 2006-HQ9

Bank of America, National Association, as Master Servicer, on behalf of Banc of America Commercial Mortgage, Inc., Certificate Series 2006-4

Wells Fargo Bank National Association, as Master Servicer, on behalf of Bank of America National Association, successor by merger to LaSalle Bank National Association, as trustee for the registered holders of JP Morgan Chase Commercial Mortgage Securities 2006-LDP8, Commercial Mortgage Pass-Through Series 2006-LDP8

Berkadia Commercial Mortgage LLC, as Master Servicer, on behalf of Wells Fargo Bank National Association, as trustee for the registered holders of JP Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC16, Commercial Mortgage Pass-Through Certificates, Series 2006-CIBC16

Berkadia Commercial Mortgage LLC, as Master Servicer, on behalf of Bank of America National Association, as successor by merger with LaSalle Bank National Association, Trustee for the holders of Commercial Mortgage Pass Through Certificates, Series 2006-CD3

Bank of America, National Association, as Master Servicer, on behalf of Banc of America Commercial Mortgage, Inc., Certificate Series 2006-5

KeyCorp Real Estate Capital Markets Inc., as Master Servicer on behalf of Credit Suisse First Boston Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-C4

Midland Loan Services, as Master Servicer, on behalf of ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mortgage Pass-Through Certificates, Series 2006-3

Midland Loan Services, as Master Servicer, on behalf of JP Morgan Chase Commercial Mortgage Securities Trust 2006-Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8

Bank of America, National Association, as Master Servicer, on behalf of Banc of America Commercial Mortgage, Inc., Certificate Series 2006-6

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer, on behalf of Wells Fargo Bank National Association, as trustee for the benefit of the certificate holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass Through Certificates, Series 2006-C28

Midland Loans Services, as Master Servicer on behalf of Citigroup Commercial Mortgage Trust 2006-C5, Commercial Mortgage Pass-Through Certificates, Series 2006-C5

Wells Fargo Bank National Association, as Master Servicer on behalf of Bank of America National Association, successor by merger to LaSalle Bank National Association, as trustee for the registered holders of JP Morgan Chase Commercial Mortgage Securities 2006-CIBC17, Commercial Mortgage Pass Through Certificates, Series 2006-CIBC17

Wells Fargo Bank National Association, as Master Servicer, on behalf of Bank of America National Association, successor by merger to LaSalle Bank National Association, as trustee for the holders of ML-CFC Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-4

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer, on behalf of Wells Fargo Bank National Association, as trustee for the holders of COBALT CMBS Commercial Mortgage Trust 2006-C1, Commercial Mortgage Pass-Through Certificates, Series 2006-C1

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer, for Wells Fargo Bank National Association, as trustee on behalf of the certificate holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-C29

Midland Loan Services, as Master Servicer, on behalf of JP Morgan Chase Commercial Mortgage Securities Trust 2006-Commercial Mortgage Pass-Through Certificates, Series 2006-LDP9

Berkadia Commercial Mortgage LLC, as Master Servicer, on behalf of JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9, Commercial Mortgage Pass-Through Certificates Series 2006-LDP9

Berkadia Commercial Mortgage LLC, as Master Servicer, on behalf of Morgan Stanley Capital I, Inc., Commercial Mortgage Pass-Through Certificates Series 2006-IQ12

KeyCorp Real Estate Capital Markets, Inc., as Master Servicer, on behalf of Credit Suisse First Boston Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificate, Series 2006-C5

Bank of America, National Association, as Master Servicer, on behalf of Banc of America Commercial Mortgage Inc., Certificate Series 2007-1

Bank of America, National Association, as Master Servicer on behalf of Banc of America Commercial Mortgage Inc., Certificate Series 2007-2

Bank of America, National Association, as Master Servicer on behalf of Banc of America Commercial Mortgage Inc., Certificate Series 2007-3

Berkadia Commercial Mortgage LLC, as Master Servicer on behalf of Wells Fargo Bank National Association, Trustee, ATIMA for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-HQ11

Berkadia Commercial Mortgage LLC, as Master Servicer on behalf of Wells Fargo Bank National Association, Trustee, ATIMA for JP Morgan Chase Commercial Mortgage Securities Corporation., Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC18

Berkadia Commercial Mortgage LLC, as Master Servicer on behalf of Wells Fargo Bank National Association, Trustee, ATIMA for Credit Suisse First Boston Mortgage Securities Corporation., Commercial Mortgage Pass-Through Certificates, Series 2007-C1

Berkadia Commercial Mortgage LLC, as Master Servicer on behalf of Wells Fargo Bank National Association, Trustee, ATIMA for Citigroup Commercial Mortgage Securities Corporation., Commercial Mortgage Pass-Through Certificates, CD 2007-CD4

Berkadia Commercial Mortgage LLC, as Master Servicer on behalf of The Bank of New York Trust Company National Association, Trustee, ATIMA for Morgan Stanley Capital I, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ14

Berkadia Commercial Mortgage LLC, as Master Servicer for Bank of America National Association, as successor by merger with LaSalle Bank National Association, Trustee, ATIMA for JP Morgan Chase Commercial Mortgage Securities Corporation., Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC19

Berkadia Commercial Mortgage LLC, as Master Servicer for Bank of America National Association, as successor by merger with LaSalle Bank National Association, Trustee, ATIMA for JP Morgan Chase Commercial Mortgage Securities Corporation., Commercial Mortgage Pass-Through Certificates, Series 2007-FL1

Berkadia Commercial Mortgage LLC, as Master Servicer on behalf of Wells Fargo Bank National Association, Trustee, ATIMA for Credit Suisse First Boston Mortgage Securities Corporation., Commercial Mortgage Pass-Through Certificates, Series 2007-C5

Berkadia Commercial Mortgage LLC, as Master Servicer for Bank of America National Association, as successor by merger with LaSalle Bank National Association, Trustee, ATIMA for Morgan Stanley Capital I, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ16

Berkadia Commercial Mortgage LLC, as Master Servicer for Wells Fargo Bank National Association, Trustee, ATIMA for Deutsche Mortgage & Asset Receiving Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-CD5

KeyCorp Real Estate Capital Markets Inc., as Master Servicer for Merrill Lynch Mortgage Investors Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-5

KeyCorp Real Estate Capital Markets Inc., as Master Servicer for Wells Fargo Bank National Association, at Trustee, with respect to the Credit Suisse First Boston Mortgage Securities Corporation., Commercial Mortgage Pass-Through Certificates, Series 2007-C3

KeyCorp Real Estate Capital Markets Inc., as Master Servicer on behalf of US Bank National Association, as Trustee with respect to Merrill Lynch Mortgage Trust 2007-C1, Commercial Mortgage Pass-Through Certificates, Series 2007-C1

KeyCorp Real Estate Capital Markets Inc., as Master Servicer on behalf of Bank of America National Association, as successor by merger with LaSalle Bank National Association, as Trustee for ML-CFC Commercial Mortgage Trust 2007-8, Commercial Mortgage Pass-Through Certificates, Series 2007-8

Midland Loan Services Inc., as Master Servicer on behalf of Wells Fargo Bank National Association, Trustee, ATIMA for Citigroup Commercial Mortgage Securities Corporation., Commercial Mortgage Pass-Through Certificates, CD 2007-CD4

Midland Loan Services Inc., as Master Servicer on behalf of Bank of America National Association, as successor by merger with LaSalle Bank National Association, at Trustee with respect to ML-CFC Commercial Mortgage Trust 2007-7, Commercial Mortgage Pass-Through Certificates, Series 2007-7

Midland Loan Services Inc., as Master Servicer on behalf of Wells Fargo Bank National Association, as Trustee with respect to Citigroup Commercial Mortgage Trust 2007-C6, Commercial Mortgage Pass-Through Certificates, Series 2007-C6

Midland Loan Services Inc., as Master Servicer for Wells Fargo Bank National Association, Trustee in Trust for JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC20

Midland Loan Services, Inc., as Master Servicer on behalf of Bank of America National Association, as successor by merger with LaSalle Bank National Association, as Trustee for the holders of ML-CFC Commercial Mortgage Trust 2007-9, Commercial Mortgage Pass-Through Certificates, Series 2007-9

NCB, as Master Servicer, in trust for the registered holders of the Credit Suisse First Boston Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C4

NCB, FSA as Master Servicer for Bank of America National Association, as successor by merger with LaSalle Bank National Association, Trustee, ATIMA for Morgan Stanley Capital I, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ16

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer for Bank of America National Association, as successor by merger with LaSalle Bank National Association, as trustee on behalf of Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Trust 2007-GG9, Commercial Mortgage Pass-Through Certificates, Series 2007-GG9

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer for Bank of America National Association, as successor by merger with LaSalle Bank National Association, as Trustee for the holders of Commercial Mortgage Pass-Through Certificates, Series 2007-C30

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer for Wells Fargo Bank National Association, as Trustee for the holders of JP Morgan Chase Commercial Mortgage Securities Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-LDP10

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer for Wells Fargo Bank National Association, as Trustee for the holders of COBALT CMBS Commercial Mortgage Trust 2007-C2, Commercial Mortgage Pass-Through Certificates, Series 2007-C2

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer for Bank of America National Association, as successor by merger with LaSalle Bank National Association, on behalf of JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial Mortgage Pass-Through Certificates, Series 2007-LDP11

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer on behalf of Wells Fargo Bank National Association, as Trustee for the benefit of the certificate holders of CSMC Commercial Mortgage Trust 2007-C2, Commercial Mortgage Pass-Through Certificates, Series 2007-C2

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer on behalf of Wells Fargo Bank National Association, as Trustee for the benefit of the certificate holders of Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-C31

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer on behalf of Bank of America National Association, as successor by merger with LaSalle Bank National Association, as Trustee with respect to ML-CFC Commercial Mortgage Trust 2007-7, Commercial Mortgage Pass-Through Certificates, Series 2007-7

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer on behalf of Wells Fargo Bank National Association, as Trustee with respect to Citigroup Commercial Mortgage Trust 2007-C6, Commercial Mortgage Pass-Through Certificates, Series 2007-C6

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer on behalf of Wells Fargo Bank National Association, as Trustee for COBALT CMBS Commercial Mortgage Trust 2007-C3, Commercial Mortgage Pass-Through Certificates, Series 2007-C3

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer for Bank of America National Association, as successor by merger with LaSalle Bank National Association, as Trustee for the benefit of Greenwich Capital Commercial Funding Corporation., Commercial Mortgage Pass-Through Certificates, Series 2007-GG11

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer for Wells Fargo Bank National Association, Trustee, ATIMA for Deutsche Mortgage & Asset Receiving Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-CD5

Wells Fargo Bank National Association, as Master Servicer for the benefit of the holders of Morgan Stanley Capital I, Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ13

Wells Fargo Bank National Association, as Master Servicer for Bank of America National Association, successor by merger to LaSalle Bank National Association, as Trustee for the holders of ML-CFC Commercial Mortgage Trust 2007-6, Commercial Mortgage Pass-Through Certificates, Series 2007-6

Wells Fargo Bank National Association, as Master Servicer for Bank of America National Association, successor by merger to LaSalle Bank National Association, as Trustee for the holders of JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-LDP12

Wells Fargo Bank National Association, as Master Servicer for Bank of America National Association, successor by merger to LaSalle Bank National Association, as Trustee for the holders of ML-CFC Commercial Mortgage Trust 2007-9, Commercial Mortgage Pass-Through Certificates, Series 2007-9

Bank of America, National Association, as Master Servicer for Wells Fargo Bank National Association, as Trustee in Trust for the Registered Holders of Banc of America Commercial Mortgage Corporation, Commercial Pass-Through Certificates, Series 2007-5

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer for Bank of America National Association, as successor by merger with LaSalle Bank N.A., as trustee for the benefit of Countrywide Commercial Mortgage Trust 2007-MF1, Commercial Mortgage Pass-Through Certificates, Series CRF 2007-MF1

Berkadia Commercial Mortgage LLC, as Master Servicer for Wells Fargo Bank N.A, as trustee for the Holders of JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-C1

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association., as Master Servicer for Bank of America National Association, as successor by merger with LaSalle Bank N.A., as trustee for the Registered Holders of Structured Asset Securities Corporation II, LB-UBS Commercial Mortgage Trust 2007-C6

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer for Bank of America National Association, as successor by merger with LaSalle Bank N.A., as trustee for the benefit of Structured Asset Securities Corporation II, LB-UBS Commercial Mortgage Pass-Through Certificates, Series 2007-C7

Wells Fargo Bank National Association, as successor by merger with Wachovia Bank National Association, as Master Servicer for Bank of America National Association, as successor by merger with LaSalle Bank National Association, as trustee for the benefit of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2007-GG10

Bank of America National Association, as Master Servicer for Wells Fargo Bank National Association, as trustee in trust for the Registered Holders of Banc of America Corporation Mortgage Corporation, Commercial Mortgage Pass-Through Certificates, Series 2007-4

Bank of America, N.A., as Master Servicer for Wells Fargo Bank National Association., as trustee for the holders of Commercial Mortgage Pass-Through Certificates, Series 2008-LS1

Bank of America, N.A., as Master Servicer for Wells Fargo Bank National Association, as trustee for the Registered Holders of Banc of America Commercial Mortgage Pass-Through Certificates, Series 2008-1

Berkadia Commercial Mortgage LLC, as Master Servicer for Wells Fargo Bank National Association, as trustee for the certificate holders of Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mortgage Pass-Through Certificates 2008-C7

Midland Loan Services Inc. as Master Servicer for Wells Fargo Bank National Association, trustee in trust for Credit Suisse First Boston Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2006-C3

Midland Loan Services Inc., as Master Servicer for Bank of America National Association, as successor by merger with LaSalle Bank National Association, as Trustee with respect to the J.P. Morgan Chase Commercial Mortgage Securities Trust 2008-C2, Commercial Mortgage Pass-Through Certificates, Series 2008-C2

Midland Loan Services Inc., as Master Servicer for Wells Fargo Bank National Association, as trustee for the registered holders of J.P. Morgan Chase Commercial Securities Trust, Series 2010-C2

Bank of America National Association, as Master Servicer for Wells Fargo Bank National Association, as Trustee for the Registered Holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2011-C2

Wells Fargo Bank National Association, as Master Servicer on behalf of Deutsche Bank, as Trustee for the Registered Holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2011-GC5

Bank of America National Association, as Master Servicer for the benefit of Citibank National Association, as Trustee in trust for the Holders of CFCRE Commercial Mortgage Trust 2011-C2, Commercial Mortgage Pass-Through Certificates, Series 2011-C2